Exhibit 99.1

FORTIVE CORPORATION
SUPPLEMENTAL UNAUDITED FINANCIAL MEASURES
ASSUMING RALLIANT CORPORATION AS A DISCONTINUED OPERATION
THE FISCAL YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022
THE FIRST QUARTER OF 2025, AND FIRST, SECOND, THIRD, AND FOURTH QUARTER OF 2024 AND 2023

BASIS OF PRESENTATION
Fortive Corporation (“Fortive” or the “Company”) is expected to complete the separation (the “Separation”) of Ralliant Corporation (“Ralliant”), an entity formed to hold the businesses of its Precision Technologies (“PT”) segment, by distributing to Fortive stockholders on a pro rata basis all of the issued and outstanding common stock of Ralliant on June 28, 2025. This document provides a summary of the Company’s results for 2024, 2023, 2022, the first quarter of 2025, and each quarter of 2024 and 2023 assuming that the Separation had been completed and the results of the PT segment were presented as discontinued operations. The financial information for Fortive presented below is prepared on a continuing operations basis with the current PT segment as discontinued operations, unless stated otherwise. The change in discontinued operations reporting will be reflected retrospectively in the Company’s future filings if the Separation is consumated, but in no way revises or restates any Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows for the Company for any period previously filed with the U.S. Securities and Exchange Commission.
FORWARD-LOOKING STATEMENTS DISCLOSURE
Statements in this document that are not strictly historical, including statements regarding our plans to separate into two independent, publicly-traded companies, including the timing and cost related to the planned separation, and any other statements identified by their use of words like “anticipate,” “expect,” “believe,” “outlook,” “guidance,” "target", or “will” or other words of similar meaning, are “forward-looking statements" within the meaning of the United States federal securities laws. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things: deterioration of or instability in the economy, the markets we serve, international trade policies and deteriorating trade relations with other countries, including imposition of tariffs and retaliatory tariffs between the United States and China and other countries, responsive economic nationalism, trade restrictions, enhanced regulation, the financial markets, geopolitical conditions and conflicts, security breaches or other disruptions of our information technology systems, supply chain constraints, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations, our ability to recruit and retain key employees, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, geopolitical, including war and sanctions, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, adverse effects of restructuring activities, risk related to tax treatment of our prior or pending separation, impact of our indemnification obligation to Vontier, impact of changes to U.S. GAAP, labor matters, and disruptions relating to man-made and natural disasters and climate change. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2024 and the Quarterly Report on Form 10-Q for the quarter ended March 28, 2025. These forward-looking statements speak only as of the date of this document, and Fortive does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

Unaudited Consolidated Balance Sheet for Fortive Assuming Ralliant as Discontinued Operations
($ in millions)

	As of
	March 28, 2025	December 31, 2024
ASSETS
Current assets:
Cash and equivalents	$885.9	$808.1
Accounts receivable, net	647.4	661.3
Inventories:
Finished goods	164.4	151.9
Work in process	16.6	15.3
Raw materials	104.3	102.6
Inventories	285.3	269.8
Prepaid expenses and other current assets	252.4	233.6
Current assets, discontinued operations	633.1	619.5
Total current assets	2,704.1	2,592.3
Property, plant and equipment, net of accumulated depreciation	269.7	264.4
Other assets	313.7	316.9
Goodwill	7,241.0	7,216.0
Other intangible assets, net	2,444.2	2,530.5
Other assets, discontinued operations	4,164.3	4,096.0
Total assets	$17,137.0	$17,016.1
LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$933.8	$376.2
Trade accounts payable	432.0	425.4
Accrued expenses and other current liabilities	812.0	868.3
Current liabilities, discontinued operations	547.9	568.5
Total current liabilities	2,725.7	2,238.4
Other long-term liabilities	815.8	847.2
Long-term debt	2,929.1	3,331.1
Other long-term liabilities, discontinued operations	423.1	403.8

Commitments and Contingencies
Equity:
Common stock	3.7	3.7
Additional paid-in capital	4,071.6	4,035.0
Treasury shares, at cost	(1,815.9)	(1,612.3)
Retained earnings	8,372.4	8,227.6
Accumulated other comprehensive loss	(395.4)	(465.4)
Total Fortive stockholders’ equity	10,236.4	10,188.6
Noncontrolling interests	6.9	7.0
Total stockholders’ equity	10,243.3	10,195.6
Total liabilities and equity	$17,137.0	$17,016.1

Unaudited Consolidated Statement of Earnings for Fortive Assuming Ralliant as Discontinued Operations
($ and shares in millions, except per share amounts)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025
Sales of products and software	$3,018.5	$757.9	$790.8	$766.9	$842.1	$3,157.7	$799.1	$818.5	$802.5	$870.8	$3,290.9	$804.7
Sales of services	722.3	179.1	193.2	193.7	190.2	756.2	185.1	201.7	201.2	202.0	790.0	188.4
Total sales	3,740.8	937.0	984.0	960.6	1,032.3	3,913.9	984.2	1,020.2	1,003.7	1,072.8	4,080.9	993.1
Cost of product and software sales	(1,069.3)	(259.7)	(270.5)	(260.8)	(290.4)	(1,081.4)	(259.3)	(273.3)	(260.2)	(277.6)	(1,070.4)	(262.6)
Cost of service sales	(355.8)	(92.2)	(87.8)	(90.5)	(84.9)	(355.4)	(96.4)	(93.3)	(102.0)	(99.7)	(391.4)	(93.0)
Total cost of sales	(1,425.1)	(351.9)	(358.3)	(351.3)	(375.3)	(1,436.8)	(355.7)	(366.6)	(362.2)	(377.3)	(1,461.8)	(355.6)
Gross profit	2,315.7	585.1	625.7	609.3	657.0	2,477.1	628.5	653.6	641.5	695.5	2,619.1	637.5
Operating costs:
Selling, general and administrative	(1,586.7)	(410.4)	(415.3)	(406.1)	(434.3)	(1,666.1)	(417.1)	(408.8)	(407.5)	(418.1)	(1,651.5)	(408.2)
Research and development	(249.1)	(60.6)	(58.8)	(57.8)	(59.8)	(237.0)	(61.6)	(62.5)	(62.0)	(65.2)	(251.3)	(64.0)
Russia exit and wind down costs	(15.6)	—	—	—	—	—	—	—	—	—	—	—
Operating profit	464.3	114.1	151.6	145.4	162.9	574.0	149.8	182.3	172.0	212.2	716.3	165.3
Non-operating expenses, net:
Interest expense, net	(98.3)	(32.1)	(33.1)	(29.8)	(28.5)	(123.5)	(44.0)	(38.7)	(37.1)	(33.0)	(152.8)	(32.0)
Other non-operating income (expense), net	(13.8)	(1.9)	(7.3)	(3.8)	(4.4)	(17.4)	(23.9)	(8.5)	(25.8)	1.0	(57.2)	0.4
Earnings from continuing operations before income taxes	352.2	80.1	111.2	111.8	130.0	433.1	81.9	135.1	109.1	180.2	506.3	133.7
Income taxes	(36.2)	(10.3)	(18.5)	(15.7)	19.8	(24.7)	(16.1)	(23.1)	2.4	13.0	(23.8)	(21.1)
Net earnings from continuing operations	316.0	69.8	92.7	96.1	149.8	408.4	65.8	112.0	111.5	193.2	482.5	112.6
Earnings from discontinued operations, net of income taxes	439.2	103.8	116.3	121.9	115.4	457.4	141.6	83.1	110.1	15.6	350.4	59.3
Net earnings	$755.2	$173.6	$209.0	$218.0	$265.2	$865.8	$207.4	$195.1	$221.6	$208.8	$832.9	$171.9

Net earnings per share from continuing operations:
Basic	$0.89	$0.20	$0.26	$0.27	$0.43	$1.16	$0.19	$0.32	$0.32	$0.56	$1.38	$0.33
Diluted	$0.88	$0.20	$0.26	$0.27	$0.42	$1.15	$0.18	$0.32	$0.32	$0.56	$1.37	$0.33
Net earnings per share from discontinued operations:
Basic	$1.23	$0.29	$0.33	$0.35	$0.32	$1.30	$0.40	$0.24	$0.31	$0.05	$1.01	$0.17
Diluted	$1.22	$0.29	$0.33	$0.34	$0.33	$1.28	$0.40	$0.23	$0.31	$0.04	$0.99	$0.17
Net earnings per share:
Basic	$2.12	$0.49	$0.59	$0.62	$0.75	$2.46	$0.59	$0.56	$0.63	$0.61	$2.39	$0.50
Diluted	$2.10	$0.49	$0.59	$0.61	$0.75	$2.43	$0.58	$0.55	$0.63	$0.60	$2.36	$0.50
Average common stock and common stock equivalent shares outstanding:
Basic	356.4	353.6	353.0	352.1	351.3	352.5	351.7	351.3	349.2	344.5	349.2	341.1
Diluted	360.8	356.5	355.5	356.1	354.5	355.6	356.0	354.8	352.3	348.0	352.8	344.6

Non-GAAP Measures for Fortive Assuming Ralliant as Discontinued Operations
($ in millions, except per share amounts)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025
Core growth	8.3%	6.7%	4.8%	4.0%	5.9%	5.4%	4.9%	3.9%	4.0%	4.5%	4.3%	2.2%
Adjusted gross profit	$2,316.4	$587.1	$625.9	$609.3	$659.5	$2,481.8	$628.5	$653.6	$641.5	$696.1	$2,619.7	$639.3
Adjusted operating profit	875.7	219.9	254.3	239.8	272.5	986.5	242.6	276.2	264.1	315.2	1,098.1	259.9
Adjusted EBITDA from continuing operations	937.3	234.1	269.1	254.6	287.9	1,045.7	258.2	291.3	280.3	332.1	1,161.9	277.1
Adjusted earnings per share from continuing operations	1.89	0.45	0.52	0.50	0.62	2.09	0.46	0.56	0.59	0.80	2.41	0.55
Free cash flow from continuing operations	742.3	96.5	186.1	235.8	236.4	754.8	156.3	197.9	283.1	305.1	942.4	170.7

Selected Financial Data - GAAP and Non-GAAP Measures

Intelligent Operating Solutions

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025
Sales	$2,533.5	$649.6	$670.8	$662.9	$701.2	$2,684.5	$684.4	$696.6	$681.3	$730.9	$2,793.2	$690.9
Cost of sales	(893.2)	(226.5)	(223.3)	(223.2)	(232.4)	(905.4)	(230.6)	(230.4)	(227.6)	(234.3)	(922.9)	(231.5)
Gross profit	1,640.3	423.1	447.5	439.7	468.8	1,779.1	453.8	466.2	453.7	496.6	1,870.3	459.4
Operating expenses	(1,124.1)	(288.7)	(284.8)	(283.1)	(292.6)	(1,149.2)	(289.0)	(292.8)	(284.7)	(295.8)	(1,162.3)	(284.8)
Operating profit (loss)	$516.2	$134.4	$162.7	$156.6	$176.2	$629.9	$164.8	$173.4	$169.0	$200.8	$708.0	$174.6

Non-GAAP Measures:
Core growth	11.6%	9.5%	4.2%	4.2%	6.0%	5.9%	4.7%	3.3%	1.7%	4.4%	3.5%	2.1%
Adjusted gross profit	$1,640.3	$424.9	$447.7	$439.7	$469.4	$1,781.7	$453.8	$466.2	$453.7	$497.2	$1,870.9	$461.2
Adjusted operating profit	718.4	191.7	216.4	205.8	232.8	846.7	212.6	222.0	216.0	257.6	908.2	224.6
Adjusted EBITDA	752.2	200.1	224.9	214.4	241.2	880.6	222.2	232.0	226.7	267.8	948.7	236.2

Advanced Healthcare Solutions

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025
Sales	$1,207.3	$287.4	$313.2	$297.7	$331.1	$1,229.4	$299.8	$323.6	$322.4	$341.9	$1,287.7	$302.2
Cost of sales	(531.9)	(125.4)	(135.0)	(128.1)	(142.9)	(531.4)	(125.1)	(136.2)	(134.6)	(143.0)	(538.9)	(124.1)
Gross profit	675.4	162.0	178.2	169.6	188.2	698.0	174.7	187.4	187.8	198.9	748.8	178.1
Operating expenses	(599.0)	(150.4)	(157.0)	(149.6)	(157.2)	(614.2)	(151.3)	(151.7)	(151.1)	(156.2)	(610.3)	(156.4)
Operating profit (loss)	$76.4	$11.6	$21.2	$20.0	$31.0	$83.8	$23.4	$35.7	$36.7	$42.7	$138.5	$21.7

Non-GAAP Measures:
Core growth	1.7%	1.0%	6.3%	3.5%	5.8%	4.2%	5.5%	5.0%	9.2%	4.7%	6.1%	2.5%
Adjusted gross profit	$676.1	$162.2	$178.2	$169.6	$190.1	$700.1	$174.7	$187.4	$187.8	$198.9	$748.8	$178.1
Adjusted operating profit	270.0	60.1	70.2	65.2	84.0	279.5	68.4	81.0	81.8	88.9	320.1	66.3
Adjusted EBITDA	291.0	65.0	75.4	70.4	89.9	300.7	73.5	86.1	86.6	94.1	340.3	71.2

Unallocated Corporate Costs and Other

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025
Operating expenses	$(112.7)	$(31.9)	$(32.3)	$(31.2)	$(44.3)	$(139.7)	$(38.4)	$(26.8)	$(33.7)	$(31.3)	$(130.2)	$(31.0)
Russia exit and wind down costs	(15.6)	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(98.3)	(32.1)	(33.1)	(29.8)	(28.5)	(123.5)	(44.0)	(38.7)	(37.1)	(33.0)	(152.8)	(32.0)
Other non-operating income (expense), net	(13.8)	(1.9)	(7.3)	(3.8)	(4.4)	(17.4)	(23.9)	(8.5)	(25.8)	1.0	(57.2)	0.4

Unaudited Disaggregation of Revenue for Fortive Continuing Operations
($ in millions)

	Three Months Ended March 28, 2025			Year Ended December 31, 2024
	Total	Intelligent Operating Solutions	Advanced Healthcare Solutions	Total	Intelligent Operating Solutions	Advanced Healthcare Solutions
Sales
Sales of products and software	$804.7	$568.9	$235.8	$3,290.9	$2,278.5	$1,012.4
Sales of services	188.4	122.0	66.4	790.0	514.7	275.3
Total	$993.1	$690.9	$302.2	$4,080.9	$2,793.2	$1,287.7

Geographic:
United States	$558.9	$384.0	$174.9	$2,270.6	$1,549.1	$721.5
China	85.0	60.3	24.7	325.6	222.2	103.4
All other	349.2	246.6	102.6	1,484.7	1,021.9	462.8
Total	$993.1	$690.9	$302.2	$4,080.9	$2,793.2	$1,287.7

End markets:(a)
Direct sales:
Healthcare	$296.2	$10.7	$285.5	$1,264.7	$47.5	$1,217.2
Industrial & Manufacturing	248.9	244.4	4.5	979.9	961.6	18.3
Government	82.3	73.4	8.9	356.8	318.2	38.6
Utilities & Power	49.6	49.6	—	198.6	198.6	—
Communications, Electronics & Semiconductor	33.5	33.5	—	128.4	128.4	—
Retail & Consumer	71.8	71.8	—	291.4	291.4	—
Oil & Gas	70.4	70.4	—	281.8	281.8	—
Other	100.4	100.4	—	411.5	411.5	—
Total direct sales	953.1	654.2	298.9	3,913.1	2,639.0	1,274.1
Distributors	40.0	36.7	3.3	167.8	154.2	13.6
Total	$993.1	$690.9	$302.2	$4,080.9	$2,793.2	$1,287.7

(a) Direct sales by end market include sales made through third-party distributors where we have visibility to the end customer.

FORTIVE CORPORATION AND SUBSIDIARIES ON A CONTINUING OPERATIONS BASIS ASSUMING PT SEGMENT AS A DISCONTINUED OPERATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AND OTHER INFORMATION
Management believes that each of the non-GAAP financial measures described below provide useful information to investors by reflecting additional ways of viewing aspects of our operations that, when reconciled to the corresponding GAAP measure, help our investors to understand the long-term profitability trends of our business, and facilitate comparisons of our operational performance and profitability to prior and future periods and to our peers.
The information presented below reflect GAAP to non-GAAP reconciliations for the non-GAAP measures included above, as well as additional non-GAAP financial measures for historical periods, prepared on a continuing operation basis. The financial information for fiscal years ended December 31, 2019, 2020, and 2021 were prepared by means of applying certain management estimates. Specifically, actual historical tax rates for Fortive, without consideration of the Precision Technologies Segment as a discontinued operation, were utilized, although all other measures are presented with Fortive on a continuing operation basis assuming PT segment as a discontinuing operation. On a GAAP basis, the effective tax rate applied was 20.4%, 3.7%, and 9.3% for 2019, 2020, and 2021, respectively. On an adjusted non-GAAP basis, the effective tax rate applied was 14.5%, 12.4%, and 12.3% for 2019, 2020, and 2021, respectively.
These non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies.
Adjusted Net Earnings from Continuing Operations, Adjusted Diluted Net Earnings Per Share from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted Gross Profit Margin, and Adjusted Operating Profit Margin
We disclose the non-GAAP measures of historical adjusted net earnings from continuing operations, historical adjusted diluted net earnings per share from continuing operations, historical adjusted EBITDA from continuing operations, historical adjusted gross profit margin, and historical adjusted operating profit margin, which to the extent applicable, make the following adjustments to GAAP net earnings from continuing operations, GAAP diluted net earnings per share from continuing operations, GAAP gross profit margin, and GAAP operating profit margin:
•Excluding on a pretax basis the costs incurred pursuant to discrete restructuring plans that are fundamentally different from ongoing productivity improvements in terms of the size, strategic nature, planning requirements and the inconsistent frequency of such plans as well as the associated macroeconomic drivers which underlie such plans (the “Discrete Restructuring Charges”).
In addition, with respect to the non-GAAP measures of historical adjusted net earnings from continuing operations, historical adjusted diluted net earnings per share from continuing operations, historical adjusted EBITDA from continuing operations, and historical adjusted operating profit margin, we make the following adjustments to GAAP net earnings from continuing operations, GAAP diluted net earnings per share from continuing operations, and GAAP operating profit margin:
•Excluding on a pretax basis amortization of acquisition related intangible assets and non-cash impairments; and
•Excluding on a pretax basis acquisition and divestiture related items;
•Excluding on a pretax basis Russia exit and wind down costs.
In addition, with respect to the non-GAAP measures of historical adjusted net earnings from continuing operations, historical adjusted diluted net earnings per share from continuing operations, and historical adjusted EBITDA from continuing operations, we make the following adjustments to GAAP net earnings from continuing operations, and GAAP diluted net earnings per share from continuing operations:
•Excluding on a pretax basis the effect of gains and losses from our equity investments;
•Excluding on a pretax basis the charitable contribution expense;
•Excluding on a pretax basis the gain on sale of business;

•Excluding on a pretax basis the non-cash interest expense associated with our 0.875% convertible senior notes;
•Excluding on a pretax basis the gain on the disposition of assets;
•Excluding on a pretax loss on debt extinguishment, net of non-recurring gain on our investment in Vontier common stock; and
•Excluding on a pretax basis the gain on litigation resolution.
In addition, with respect to the non-GAAP measures of historical adjusted EBITDA from continuing operations, we make the following adjustments to GAAP net earnings before income taxes from continuing operations:
•Excluding on a pretax basis net interest expense; and
•Excluding on a pretax basis depreciation expense.
In addition, with respect to the non-GAAP measures of historical adjusted net earnings from continuing operations, and historical adjusted diluted net earnings per share from continuing operations, we make the following adjustments to GAAP net earnings from continuing operations, and GAAP diluted net earnings per share from continuing operations:
•Including the actual cash interest expense on our 0.875% Convertible Senior Notes due 2022 (“Convertible Notes”) that was not included under the if-converted methodology mandated in 2022 and, with respect to the adjusted diluted net earnings per share, excluding the outstanding shares of common stock imputed under the in-converted methodology for the Convertible Notes that, in fact, were repaid and settled without issuance of any shares of common stock. Since we settled the Convertible Notes in cash on February 15, 2022 and no common share conversion occurred, we have reversed the impacts of applying the if-converted method and included the actual cash interest expense in calculating the adjusted net earnings per share; and
•Excluding the tax effect (to the extent tax deductible) of the pretax adjustments noted above. The tax effect of such adjustments was calculated by applying our overall estimated effective tax rate to the pretax amount of each adjustment (unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment). We expect to apply our overall estimated effective tax rate to each adjustment going forward; and
•Excluding the discrete non-cash tax benefits.
Amortization of Acquisition Related Intangible Assets and Non-cash impairments
As a result of our acquisition activity, we have significant amortization expense associated with definite-lived intangible assets. We adjust for amortization expense of acquisition related intangible assets incurred in each period, and impairment charges incurred, if any. During the twelve month period ended December 31, 2023, we recognized $5.2 million, respectively, related to impairment charges. We believe that this adjustment provides our investors with additional insight into our operational performance and profitability as such impacts are not related to our core business performance.
Acquisition and Divestiture Related Items
While we have a history of acquisition and divestiture activity, we do not acquire and divest businesses or assets on a predictable cycle. The amount of an acquisition’s purchase price allocated to inventory fair value adjustments and deferred revenue fair value adjustments prior to adoption of ASU 2021-08, are unique to each acquisition and can vary significantly from acquisition to acquisition. In addition, transaction costs, which include acquisition, divestiture, integration, and restructuring costs, related to completed or announced transactions, and the non-recurring gains on divestitures of businesses or assets are unique to each transaction and are impacted from period to period depending on the number of acquisitions or divestitures evaluated, pending, or completed during such period, and the complexity of such transactions. We adjust for transaction costs, integration costs and corresponding restructuring charges related to acquisitions, in each case, incurred in a given period.
Gains and Losses from Equity Investments
We adjust for the effect of earnings and losses from our equity method investments over which we do not exercise control over the operations or the resulting earnings or losses. We believe that this adjustment provides our investors with additional insight into our operational performance. However, it should be noted that earnings and losses from our equity method investments will recur in future periods while we maintain such investments.

In addition, we adjust for remeasurement gains and losses, including impairment loss, on equity investments. We believe such adjustments facilitate comparison of our performance with prior and future periods and provides our investors with additional insight into our operational performance.
Discrete Restructuring Costs
We will exclude costs incurred pursuant to discrete restructuring plans that are fundamentally different in terms of the size, strategic nature and planning requirements, as well as the inconsistent frequency, of such plans originating from significant macroeconomic trends or material disruptions to operations, economy or capital markets from the ongoing productivity improvements that result from application of the Fortive Business System or from execution of general cost saving strategies. Because these restructuring plans will be incremental to the fundamental activities that arise in the ordinary course of our business and we believe are not indicative of our ongoing operating costs in a given period, we exclude these costs to facilitate a more consistent comparison of operating results over time. Restructuring costs related primarily to an acquisition are not included in this adjustment but are instead included in acquisition and divestiture related items.
Charitable Contribution Expense
During the first quarter of 2024, we pledged to make a charitable donation of $20 million to the Fortive Foundation (“the Foundation”), a related party, without any donor imposed conditions or restrictions. We recorded a charitable contribution expense of $20 million within the “Other non-operating expense, net” line in the Consolidated Statements of Earnings.
We adjust for the charitable donation expense because we believe the adjustment facilitates comparison of our performance with prior and future periods and provides our investors with additional insight into our operational performance.
Russia Ukraine Conflict
In connection with the invasion of Ukraine by Russian forces, the Company exited business operations in Russia in the second quarter of 2022, other than for ASP’s sterilization products, which are exempt from international sanctions as humanitarian products. Our business in Russia and Ukraine accounted for less than 1.0% of total revenue and less than 0.2% of total assets for the fiscal year ended December 31, 2021.
As a result of the exit of our business operations in Russia, the Company recorded a pre-tax charge totaling $15.7 million during 2022 to reflect the write-off of net assets, the write-off of the cumulative translation adjustment in earnings for legal entities deemed substantially liquidated, and to record provisions for employee severance and legal contingencies. These costs are identified as the “Russia exit and wind down costs” in the Consolidated Statements of Earnings. We adjust for the non-recurring Russia exit and wind down costs because we believe that this adjustment facilitates comparison of our performance with prior and future periods and provides our investors with additional insight into our operational performance.
Gain on sale of business
In 2022 and 2019, we completed the sale of certain businesses for which the dispositions did not represent major strategic shifts on the Company’s operations and financial results. As a result of the dispositions, we recorded net realized pre-tax gains, net of transaction costs in the Consolidated Statement of Earnings. We adjust for the gain on sale of those businesses because we believe that this adjustment facilitates comparison of our operational performance with prior and future periods.
Convertible Notes
On February 22, 2019, we issued $1.4 billion in aggregate principal amount of our 0.875% Convertible Senior Notes due 2022 (the “Convertible Notes”). The Notes matured on February 15, 2022 and were settled in cash.
On January 1, 2022, we adopted ASU 2020-06, which amends the accounting for certain financial instruments with characteristics of liabilities and equity, including convertible instruments and contracts in an entity’s own equity. Although the Convertible Notes were, pursuant to the terms of the corresponding indenture, repaid in cash only and retired without issuance of additional shares of common stock, we assumed share settlement of our outstanding Convertible Notes under the if-converted method when calculating GAAP diluted net earnings per share from continuing operations. Since we settled the Convertible Notes in cash on February 15, 2022 and no common share conversion occurred, we have reversed the share impacts of applying the if-converted method for purposes of calculating Adjusted average common stock and common equivalent shares outstanding. In addition, although the Company paid interest accrued on the Convertible Notes in cash, the interest expense is not included in the GAAP diluted net earnings from continuing operations and from GAAP diluted net earnings per share from continuing operations under the if-converted methodology. Because we paid the interest expense in cash and because the interest expense was included in the prior year’s results, we have added the cash interest expense on the Convertible Notes during the three months ended April 1, 2022 in calculating the adjusted net earnings for the same period.

Gain on Retained Investment in Vontier and Loss on Extinguishment of Debt
On October 9, 2020, we completed the Vontier Separation and retained 19.9% of the shares of Vontier common stock immediately following the Separation (“Retained Vontier Shares”). We did not retain a controlling interest in Vontier and therefore the fair value of our Retained Vontier Shares was included in our assets of continuing operations as of December 31, 2020, and subsequent fair value changes are included in our results from continuing operations for the twelve month period ended December 31, 2021.
On January 19, 2021, we completed the Debt-for-Equity Exchange of 33.5 million shares of common stock of Vontier, representing all of the Retained Vontier Shares, for $1.1 billion in aggregate principal amount of indebtedness of the Company held by Goldman Sachs & Co., including (i) all $400.0 million of the 364-day delayed-draw term loan due March 22, 2021 and (ii) $683.2 million of the delayed-draw term loan due May 30, 2021. The change in fair value of the Retained Vontier Shares and the resulting gain of $57.0 million was recorded in the twelve month period ended December 31, 2021. We recorded a loss on extinguishment of the debt included in the Debt-for-Equity Exchange of $94.4 million in the twelve month period ended December 31, 2021.
Additionally, on February 9, 2021 we repurchased $281 million of the Convertible Notes at fair value using the remaining cash proceeds received from Vontier in the Separation and other cash on hand. In connection with the repurchase, we recorded a loss on debt extinguishment during the twelve month period ended December 31, 2021 of $10.5 million.
We adjust for the non-recurring effect of the gain on our investment in the Retained Vontier Shares and the corresponding loss on debt extinguishment because we believe that this adjustment facilitates comparison of our performance with prior and future periods and provides our investors with additional insight into our operational performance.
Adjustments on Litigation Resolution
In the event that a potential liability related to a legal contingency for an acquired entity existing at the time of the acquisition is allocated to the corresponding purchase price, we will adjust for the subsequent non-recurring effect of the gain or loss recognized upon resolution because we believe that this adjustment facilitates comparison of our performance with prior and future periods and provides our investors with additional insight into our operational performance.
Discrete Non-cash Tax Benefits
As a result of revaluation of deferred tax assets required due to changes in tax rates in Switzerland, we recognized a non-cash tax benefit during the twelve month period ended December 31, 2023. We adjust for this non-cash tax benefit because we believe such benefit occurs with inconsistent frequency and for reasons that are unrelated to our commercial performance. We believe such adjustment facilitates comparison with prior and future periods and provides our investors with additional insight into our ongoing tax expenses.
Management believes that each of the non-GAAP financial measures noted above provide useful information to investors by reflecting additional ways of viewing aspects of our operations that, when reconciled to the corresponding GAAP measure, help our investors to understand the long-term profitability trends of our business, and facilitate comparisons of our operational performance and profitability to prior and future periods and to our peers.
These non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies.
Core Revenue Growth
We use the term “core revenue growth” when referring to a corresponding year-over-year GAAP revenue measure, excluding (1) the impact from acquired or divested businesses and (2) the impact of foreign currency translation. References to sales attributable to acquisitions or acquired businesses refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to certain divested businesses or product lines that have been divested or, at the time of reporting, are pending divestiture but are not, and will not be, considered discontinued operations prior to the first anniversary of the divestiture. The portion of sales attributable to the impact of currency translation is calculated as the difference between (a) the period-to-period change in sales (excluding sales impact from acquired businesses) and (b) the period-to-period change in sales (excluding sales impact from acquired businesses) after applying the current period foreign exchange rates to the prior year period. This non-GAAP measure should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies.

Management believes that this non-GAAP measure provides useful information to investors by helping identify underlying growth trends in our business and facilitating comparisons of our revenue performance with prior and future periods and to our peers. We exclude the effect of acquisition and divestiture-related items because the nature, size and number of such transactions can vary dramatically from period to period and between us and our peers. We exclude the effect of currency translation from sales measures because currency translation is not under management’s control and is subject to volatility. We believe that such exclusions, when presented with the corresponding GAAP measures, may assist in assessing the business trends and making comparisons of long-term performance.
Free Cash Flow from Continuing Operations and Unlevered Free Cash Flow from Continuing Operations
We use the term “free cash flow” when referring to net cash provided by operating activities from continuing operations calculated according to GAAP less payments for capital expenditures. We use the term “unlevered free cash flow” when referring to free cash flow further adjusted to add back cash paid for interest, net of income taxes.
Management believes that these non-GAAP measures provide useful information to investors in assessing our ability to generate cash without external financing, fund acquisitions and other investments and, in the absence of refinancing, repay our debt obligations. However, it should be noted that free cash flow and unlevered free cash flow as liquidity measures have material limitations because they exclude certain expenditures that are required or that we have committed to, such as debt service requirements and other non-discretionary expenditures. These non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies.

Core Revenue Growth Reflecting Ralliant as Discontinued Operations
(unaudited)

Intelligent Operating Solutions	Year Ended			Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Total Revenue Growth (GAAP)	(0.9)%	15.0%	13.2%	7.5%	3.6%	5.1%	7.7%	6.0%	5.4%	3.8%	2.8%	4.3%	4.1%	0.9%	3.0%
Excluding impact of:
Acquisitions and divestitures	(6.0)%	(2.7)%	(4.4)%	—%	—%	(0.3)%	(0.9)%	(0.3)%	(1.0)%	(1.2)%	(0.8)%	(0.2)%	(0.8)%	—%	(0.6)%
Currency exchange rates	—%	(1.7)%	2.8%	2.0%	0.6%	(0.6)%	(0.8)%	0.2%	0.3%	0.7%	(0.3)%	0.3%	0.2%	1.2%	0.5%
Core Revenue Growth (Non-GAAP)	(6.9)%	10.6%	11.6%	9.5%	4.2%	4.2%	6.0%	5.9%	4.7%	3.3%	1.7%	4.4%	3.5%	2.1%	2.9%

Advanced Healthcare Solutions	Year Ended			Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Total Revenue Growth (GAAP)	27.4%	12.2%	7.4%	(3.3)%	3.4%	1.5%	5.5%	1.8%	4.3%	3.4%	8.3%	3.2%	4.7%	0.8%	3.9%
Excluding impact of:
Acquisitions and divestitures	(30.3)%	(5.8)%	(9.3)%	1.9%	1.7%	1.5%	—%	1.3%	—%	—%	—%	—%	—%	—%	—%
Currency exchange rates	0.1%	(0.9)%	3.6%	2.4%	1.2%	0.5%	0.3%	1.1%	1.2%	1.6%	0.9%	1.5%	1.4%	1.7%	1.4%
Core Revenue Growth (Non-GAAP)	(2.8)%	5.5%	1.7%	1.0%	6.3%	3.5%	5.8%	4.2%	5.5%	5.0%	9.2%	4.7%	6.1%	2.5%	5.3%

Fortive	Year Ended			Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Total Revenue Growth (GAAP)	7.2%	14.0%	11.3%	3.9%	3.5%	4.0%	7.0%	4.6%	5.0%	3.7%	4.5%	3.9%	4.3%	0.9%	3.3%
Excluding impact of:
Acquisitions and divestitures	(12.9)%	(3.8)%	(6.1)%	0.6%	0.5%	0.3%	(0.6)%	0.2%	(0.7)%	(0.8)%	(0.6)%	(0.2)%	(0.6)%	—%	(0.4)%
Currency exchange rates	—%	(1.4)%	3.1%	2.2%	0.8%	(0.3)%	(0.5)%	0.6%	0.6%	1.0%	0.1%	0.8%	0.6%	1.3%	0.8%
Core Revenue Growth (Non-GAAP)	(5.7)%	8.8%	8.3%	6.7%	4.8%	4.0%	5.9%	5.4%	4.9%	3.9%	4.0%	4.5%	4.3%	2.2%	3.7%

Adjusted Gross Profit and Gross Profit Margin Reflecting Ralliant as Discontinued Operations
($ in millions)
(unaudited)

Intelligent Operating Solutions	Year Ended		Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Revenue (GAAP)	$1,964.2	$2,533.5	$649.6	$670.8	$662.9	$701.2	$2,684.5	$684.4	$696.6	$681.3	$730.9	$2,793.2	$690.9	$2,799.7
Acquisition-Related Fair Value Adjustments to Deferred Revenue	46.5	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenue (Non-GAAP)	$2,010.7	$2,533.5	$649.6	$670.8	$662.9	$701.2	$2,684.5	$684.4	$696.6	$681.3	$730.9	$2,793.2	$690.9	$2,799.7

Gross Profit (GAAP)	$1,247.6	$1,640.3	$423.1	$447.5	$439.7	$468.8	$1,779.1	$453.8	$466.2	$453.7	$496.6	$1,870.3	$459.4	$1,875.9
Acquisition-related fair value adjustments to deferred revenue and inventory	47.7	—	—	—	—	—	—	—	—	—	—	—	—	—
Discrete restructuring charges	1.2	—	1.8	0.2	—	0.6	2.6	—	—	—	0.6	0.6	1.8	2.4
Adjusted Gross Profit (Non-GAAP)	$1,296.5	$1,640.3	$424.9	$447.7	$439.7	$469.4	$1,781.7	$453.8	$466.2	$453.7	$497.2	$1,870.9	$461.2	$1,878.3

Gross Profit Margin (GAAP)	63.5%	64.7%	65.1%	66.7%	66.3%	66.9%	66.3%	66.3%	66.9%	66.6%	67.9%	67.0%	66.5%	67.0%
Adjusted Gross Profit Margin (Non-GAAP)	64.5%	64.7%	65.4%	66.7%	66.3%	66.9%	66.4%	66.3%	66.9%	66.6%	68.0%	67.0%	66.8%	67.1%

Advanced Healthcare Solutions	Year Ended		Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Revenue (GAAP)	$786.5	$1,207.3	$287.4	$313.2	$297.7	$331.1	$1,229.4	$299.8	$323.6	$322.4	$341.9	$1,287.7	$302.2	$1,290.1
Acquisition-Related Fair Value Adjustments to Deferred Revenue	8.0	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenue (Non-GAAP)	$794.5	$1,207.3	$287.4	$313.2	$297.7	$331.1	$1,229.4	$299.8	$323.6	$322.4	$341.9	$1,287.7	$302.2	$1,290.1

Gross Profit (GAAP)	$353.5	$675.4	$162.0	$178.2	$169.6	$188.2	$698.0	$174.7	$187.4	$187.8	$198.9	$748.8	$178.1	$752.2
Acquisition-related fair value adjustments to deferred revenue and inventory	73.3	0.7	—	—	—	—	—	—	—	—	—	—	—	—
Discrete restructuring charges	—	—	0.2	—	—	1.9	2.1	—	—	—	—	—	—	—
Adjusted Gross Profit (Non-GAAP)	$426.8	$676.1	$162.2	$178.2	$169.6	$190.1	$700.1	$174.7	$187.4	$187.8	$198.9	$748.8	$178.1	$752.2

Gross Profit Margin (GAAP)	44.9%	55.9%	56.4%	56.9%	57.0%	56.8%	56.8%	58.3%	57.9%	58.3%	58.2%	58.2%	58.9%	58.3%
Adjusted Gross Profit Margin (Non-GAAP)	53.7%	56.0%	56.4%	56.9%	57.0%	57.4%	56.9%	58.3%	57.9%	58.3%	58.2%	58.2%	58.9%	58.3%

Fortive	Year Ended				Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Revenue (GAAP)	$2,750.7	$2,948.3	$3,362.0	$3,740.8	$937.0	$984.0	$960.6	$1,032.3	$3,913.9	$984.2	$1,020.2	$1,003.7	$1,072.8	$4,080.9	$993.1	$4,089.8
Acquisition-Related Fair Value Adjustments to Deferred Revenue	54.5	12.9	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenue (Non-GAAP)	$2,805.2	$2,961.2	$3,362.0	$3,740.8	$937.0	$984.0	$960.6	$1,032.3	$3,913.9	$984.2	$1,020.2	$1,003.7	$1,072.8	$4,080.9	$993.1	$4,089.8

Gross Profit (GAAP)	$1,601.1	$1,792.5	$2,056.4	$2,315.7	$585.1	$625.7	$609.3	$657.0	$2,477.1	$628.5	$653.6	$641.5	$695.5	$2,619.1	$637.5	$2,628.1
Acquisition-related fair value adjustments to deferred revenue and inventory	121.0	27.3	6.9	0.7	—	—	—	—	—	—	—	—	—	—	—	—
Discrete restructuring charges	1.2	2.7	0.4	—	2.0	0.2	—	2.5	4.7	—	—	—	0.6	0.6	1.8	2.4
Adjusted Gross Profit (Non-GAAP)	$1,723.3	$1,822.5	$2,063.7	$2,316.4	$587.1	$625.9	$609.3	$659.5	$2,481.8	$628.5	$653.6	$641.5	$696.1	$2,619.7	$639.3	$2,630.5

Gross Profit Margin (GAAP)	58.2%	60.8%	61.2%	61.9%	62.4%	63.6%	63.4%	63.6%	63.3%	63.9%	64.1%	63.9%	64.8%	64.2%	64.2%	64.3%
Adjusted Gross Profit Margin (Non-GAAP)	61.4%	61.5%	61.4%	61.9%	62.7%	63.6%	63.4%	63.9%	63.4%	63.9%	64.1%	63.9%	64.9%	64.2%	64.4%	64.3%

Adjusted Operating Profit, Adjusted Operating Profit Margin, Adjusted EBITDA and Adjusted EBITDA Margin by Segment
($ in millions)
(unaudited)

For the following GAAP to non-GAAP reconciliation for Adjusted EBITDA at each segment, the closest GAAP measure to Adjusted EBITDA is GAAP Operating Profit as interest expense and income tax expense are not incurred at the segment level.

Intelligent Operating Solutions	Year Ended		Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Revenue (GAAP)	$1,964.2	$2,533.5	$649.6	$670.8	$662.9	$701.2	$2,684.5	$684.4	$696.6	$681.3	$730.9	$2,793.2	$690.9	$2,799.7
Acquisition-Related Fair Value Adjustments to Deferred Revenue	46.5	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenue (Non-GAAP)	$2,010.7	$2,533.5	$649.6	$670.8	$662.9	$701.2	$2,684.5	$684.4	$696.6	$681.3	$730.9	$2,793.2	$690.9	$2,799.7

Operating Profit (GAAP)	$297.2	$516.2	$134.4	$162.7	$156.6	$176.2	$629.9	$164.8	$173.4	$169.0	$200.8	$708.0	$174.6	$717.8
Amortization of acquisition-related intangible assets and non-cash impairments	141.7	184.5	46.0	48.9	46.6	49.1	190.6	47.6	47.2	46.9	46.6	188.3	46.6	187.3
Acquisition and divestiture related items	59.7	17.7	—	—	1.7	0.7	2.4	0.2	1.4	0.1	0.2	1.9	—	1.7
Discrete restructuring charges	12.9	—	11.3	4.8	0.9	6.8	23.8	—	—	—	10.0	10.0	3.4	13.4
Adjusted Operating Profit (Non-GAAP)	511.5	718.4	191.7	216.4	205.8	232.8	846.7	212.6	222.0	216.0	257.6	908.2	224.6	920.2

Depreciation	40.8	33.8	8.4	8.5	8.6	8.4	33.9	9.6	10.0	10.7	10.2	40.5	11.6	42.5
Adjusted EBITDA (Non-GAAP)	$552.3	$752.2	$200.1	$224.9	$214.4	$241.2	$880.6	$222.2	$232.0	$226.7	$267.8	$948.7	$236.2	$962.7

Operating Profit Margin (GAAP)	15.1%	20.4%	20.7%	24.3%	23.6%	25.1%	23.5%	24.1%	24.9%	24.8%	27.5%	25.3%	25.3%	25.6%
Adjusted Operating Profit Margin (Non-GAAP)	25.4%	28.4%	29.5%	32.3%	31.0%	33.2%	31.5%	31.1%	31.9%	31.7%	35.2%	32.5%	32.5%	32.9%
Adjusted EBITDA Margin ( Non-GAAP)	27.5%	29.7%	30.8%	33.5%	32.3%	34.4%	32.8%	32.5%	33.3%	33.3%	36.6%	34.0%	34.2%	34.4%

Advanced Healthcare Solutions	Year Ended		Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Revenue (GAAP)	$786.5	$1,207.3	$287.4	$313.2	$297.7	$331.1	$1,229.4	$299.8	$323.6	$322.4	$341.9	$1,287.7	$302.2	$1,290.1
Acquisition-Related Fair Value Adjustments to Deferred Revenue	8.0	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenue (Non-GAAP)	$794.5	$1,207.3	$287.4	$313.2	$297.7	$331.1	$1,229.4	$299.8	$323.6	$322.4	$341.9	$1,287.7	$302.2	$1,290.1

Operating Profit (GAAP)	$(86.7)	$76.4	$11.6	$21.2	$20.0	$31.0	$83.8	$23.4	$35.7	$36.7	$42.7	$138.5	$21.7	$136.8
Amortization of acquisition-related intangible assets and non-cash impairments	99.1	184.2	45.3	45.3	45.2	45.5	181.3	45.0	45.3	45.1	45.6	181.0	44.6	180.6
Acquisition and divestiture related items	167.9	9.4	—	—	—	—	—	—	—	—	—	—	—	—
Discrete restructuring charges	—	—	3.2	3.7	—	7.5	14.4	—	—	—	0.6	0.6	—	0.6
Adjusted Operating Profit (Non-GAAP)	180.3	270.0	60.1	70.2	65.2	84.0	279.5	68.4	81.0	81.8	88.9	320.1	66.3	318.0

Depreciation	10.8	21.0	4.9	5.2	5.2	5.9	21.2	5.1	5.1	4.8	5.2	20.2	4.9	20.0
Adjusted EBITDA (Non-GAAP)	$191.1	$291.0	$65.0	$75.4	$70.4	$89.9	$300.7	$73.5	$86.1	$86.6	$94.1	$340.3	$71.2	$338.0

Operating Profit Margin (GAAP)	(11.0)%	6.3%	4.0%	6.8%	6.7%	9.4%	6.8%	7.8%	11.0%	11.4%	12.5%	10.8%	7.2%	10.6%
Adjusted Operating Profit Margin (Non-GAAP)	22.7%	22.4%	20.9%	22.4%	21.9%	25.4%	22.7%	22.8%	25.0%	25.4%	26.0%	24.9%	21.9%	24.6%
Adjusted EBITDA Margin ( Non-GAAP)	24.1%	24.1%	22.6%	24.1%	23.6%	27.2%	24.5%	24.5%	26.6%	26.9%	27.5%	26.4%	23.6%	26.2%

Corporate	Year Ended		Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025
Operating Profit (GAAP)	$(95.7)	$(128.3)	$(31.9)	$(32.3)	$(31.2)	$(44.3)	$(139.7)	$(38.4)	$(26.8)	$(33.7)	$(31.3)	$(130.2)	$(31.0)	$(122.8)
Russia exit and wind down costs	—	15.6	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Operating Profit (Non-GAAP)	(95.7)	(112.7)	(31.9)	(32.3)	(31.2)	(44.3)	(139.7)	(38.4)	(26.8)	(33.7)	(31.3)	(130.2)	(31.0)	(122.8)

Adjusted Operating Profit, Adjusted Operating Profit Margin, Adjusted EBITDA and Adjusted EBITDA Margin Reflecting Ralliant as Discontinued Operations
($ in millions)
(unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025
Revenue (GAAP)	$3,740.8	$937.0	$984.0	$960.6	$1,032.3	$3,913.9	$984.2	$1,020.2	$1,003.7	$1,072.8	$4,080.9	$993.1

Operating Profit (GAAP)	$464.3	$114.1	$151.6	$145.4	$162.9	$574.0	$149.8	$182.3	$172.0	$212.2	$716.3	$165.3
Amortization of acquisition-related intangible assets and non-cash impairments	368.7	91.3	94.2	91.8	94.6	371.9	92.6	92.5	92.0	92.2	369.3	91.2
Acquisition and divestiture related items	27.1	—	—	1.7	0.7	2.4	0.2	1.4	0.1	0.2	1.9	—
Discrete restructuring charges	—	14.5	8.5	0.9	14.3	38.2	—	—	—	10.6	10.6	3.4
Russia exit and wind down costs	15.6	—	—	—	—	—	—	—	—	—	—	—
Adjusted Operating Profit (Non-GAAP)	875.7	219.9	254.3	239.8	272.5	986.5	242.6	276.2	264.1	315.2	1,098.1	259.9

Operating Profit Margin (GAAP)	12.4%	12.2%	15.4%	15.1%	15.8%	14.7%	15.2%	17.9%	17.1%	19.8%	17.6%	16.6%
Adjusted Operating Profit Margin (Non-GAAP)	23.4%	23.5%	25.8%	25.0%	26.4%	25.2%	24.6%	27.1%	26.3%	29.4%	26.9%	26.2%

	Year Ended				Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025	March 29, 2024
Revenue (GAAP)	$2,750.7	$2,948.3	$3,362.0	$3,740.8	$937.0	$984.0	$960.6	$1,032.3	$3,913.9	$984.2	$1,020.2	$1,003.7	$1,072.8	$4,080.9	$993.1	$4,089.8	$3,961.1
Acquisition-Related Fair Value Adjustments to Deferred Revenue	54.5	12.9	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenue (Non-GAAP)	$2,805.2	$2,961.2	$3,362.0	$3,740.8	$937.0	$984.0	$960.6	$1,032.3	$3,913.9	$984.2	$1,020.2	$1,003.7	$1,072.8	$4,080.9	$993.1	$4,089.8	$3,961.1

Net Earnings from continuing operations (GAAP)	$7.5	$1,137.3	$214.5	$316.0	$69.8	$92.7	$96.1	$149.8	$408.4	$65.8	$112.0	$111.5	$193.2	$482.5	$112.6	$529.3	$404.4
Interest expense, net	142.6	148.5	103.2	98.3	32.1	33.1	29.8	28.5	123.5	44.0	38.7	37.1	33.0	152.8	32.0	140.8	135.4
Income taxes	1.9	43.4	22.1	36.2	10.3	18.5	15.7	(19.8)	24.7	16.1	23.1	(2.4)	(13.0)	23.8	21.1	28.8	30.5
Depreciation	53.3	48.0	48.9	58.6	14.2	14.9	14.8	15.4	59.3	14.8	15.1	15.8	15.9	61.6	16.8	63.6	59.9
Amortization	240.8	292.6	304.4	368.7	91.3	91.3	91.8	92.3	366.7	92.6	92.5	92.0	92.2	369.3	91.2	367.9	368.0
EBITDA from continuing operations (Non-GAAP)	446.1	1,669.8	693.1	877.8	217.7	250.5	248.2	266.2	982.6	233.3	281.4	254.0	321.3	1,090.0	273.7	1,130.4	998.2
Pretax acquisition and divestiture related items	227.6	98.8	66.8	27.1	—	—	1.7	0.7	2.4	0.2	1.4	0.1	0.2	1.9	—	1.7	2.6
Pretax losses from equity investments	4.0	4.2	11.6	17.3	1.9	7.2	3.8	4.4	17.3	4.7	8.5	26.2	—	39.4	—	34.7	20.1
Pretax discrete restructuring charges	12.9	17.7	9.7	—	14.5	8.5	0.9	14.3	38.2	—	—	—	10.6	10.6	3.4	14.0	23.7
Pretax charitable contribution expense	—	—	—	—	—	—	—	—	—	20.0	—	—	—	20.0	—	—	20.0
Pretax non-cash intangible impairments	—	—	—	—	—	2.9	—	2.3	5.2	—	—	—	—	—	—	—	5.2
Pretax Russia exit and wind down costs	—	—	—	15.6	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax gain on sale of business	(40.8)	—	—	(0.5)	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax gain on the disposition of assets	—	(5.3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax loss on debt extinguishment, net of gain on Vontier common stock	—	(1,119.2)	47.9	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax gain on litigation resolution	—	—	(29.9)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA from Continuing Operations (Non-GAAP)	$649.8	$666.0	$799.2	$937.3	$234.1	$269.1	$254.6	$287.9	$1,045.7	$258.2	$291.3	$280.3	$332.1	$1,161.9	$277.1	$1,180.8	$1,069.8

Net Earnings Margin from continuing operations	0.3%	38.6%	6.4%	8.4%	7.4%	9.4%	10.0%	14.5%	10.4%	6.7%	11.0%	11.1%	18.0%	11.8%	11.3%	12.9%	10.2%
Adjusted EBITDA Margin from continuing operations (Non-GAAP)	23.2%	22.5%	23.8%	25.1%	25.0%	27.3%	26.5%	27.9%	26.7%	26.2%	28.6%	27.9%	31.0%	28.5%	27.9%	28.9%	27.0%

Adjusted Net Earnings from Continuing Operations and Adjusted Diluted Net Earnings Per Share from Continuing Operations Reflecting Ralliant as Discontinued Operations
($ and shares in millions, except per share amounts)
(unaudited)

	Three Months Ended										Last Twelve Months Ended
	March 31, 2023		June 30, 2023		September 29, 2023		December 31, 2023		March 29, 2024		March 29, 2024
		Per share values		Per share values		Per share values		Per share values		Per share values		Per share values
Net Earnings and Diluted Net Earnings Per Share from continuing operations (GAAP)	$69.8	$0.20	$92.7	$0.26	$96.1	$0.27	$149.8	$0.42	$65.8	$0.18	$404.4	$1.14
Pretax amortization of acquisition related intangible assets and non-cash impairments	91.3	0.26	94.2	0.26	91.8	0.26	94.6	0.27	92.6	0.26	373.2	1.06
Pretax acquisition and divestiture related items	—	—	—	—	1.7	—	0.7	—	0.2	—	2.6	0.01
Pretax losses from equity investments	1.9	—	7.2	0.02	3.8	0.01	4.4	0.01	4.7	0.01	20.1	0.06
Pretax discrete restructuring charges	14.5	0.04	8.5	0.02	0.9	—	14.3	0.04	—	—	23.7	0.07
Pretax charitable contribution expense	—	—	—	—	—	—	—	—	20.0	0.06	20.0	0.06
Tax effect of the adjustments reflected above	(17.9)	(0.05)	(18.1)	(0.04)	(16.3)	(0.04)	(18.7)	(0.05)	(18.6)	(0.05)	(71.7)	(0.20)
Discrete tax benefit	—	—	—	—	—	—	(24.8)	(0.07)	—	—	(24.8)	(0.07)
Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Share from continuing operations (Non-GAAP)	$159.6	$0.45	$184.5	$0.52	$178.0	$0.50	$220.3	$0.62	$164.7	$0.46	$747.5	$2.11

Average Common Diluted Stock Outstanding (shares in millions)		356.5		355.5		356.1		354.5		356.0		353.5

	Three Months Ended								Last Twelve Months Ended
	June 28, 2024		September 27, 2024		December 31, 2024		March 28, 2025		March 28, 2025
		Per share values		Per share values		Per share values		Per share values		Per share values
Net Earnings and Diluted Net Earnings Per Share from continuing operations (GAAP)	$112.0	$0.32	$111.5	$0.32	$193.2	$0.56	$112.6	$0.33	$529.3	$1.51
Pretax amortization of acquisition related intangible assets and non-cash impairments	92.5	0.26	92.0	0.26	92.2	0.26	91.2	0.26	367.9	1.05
Pretax acquisition and divestiture related items	1.4	—	0.1	—	0.2	—	—	—	1.7	—
Pretax losses from equity investments	8.5	0.02	26.2	0.07	—	—	—	—	34.7	0.10
Pretax discrete restructuring charges	—	—	—	—	10.6	0.03	3.4	0.01	14.0	0.04
Tax effect of the adjustments reflected above	(15.8)	(0.04)	(22.4)	(0.06)	(16.4)	(0.05)	(16.1)	(0.05)	(70.7)	(0.20)
Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Share from continuing operations (Non-GAAP)	$198.6	$0.56	$207.4	$0.59	$279.8	$0.80	$191.1	$0.55	$876.9	$2.51

Average Common Diluted Stock Outstanding (shares in millions)		354.8		352.3		348.0		344.6		349.9

	Year Ended December 31,
	2024		2023		2022
		Per share values		Per share values		Per share values
Net Earnings and Net Earnings Per Share from continuing operations (GAAP)	$482.5	$1.37	$408.4	$1.15	$316.0	$0.88
Interest on the Convertible Notes to apply if-converted method	—	—	—	—	2.1	—
Tax effect of the Convertible Notes to apply if-converted method	—	—	—	—	(0.3)	—
Diluted Net Earnings and Diluted Net Earnings Per Share from continuing operations (GAAP)	482.5	1.37	408.4	1.15	317.8	0.88
Pretax amortization of acquisition related intangible assets and non-cash impairments	369.3	1.05	371.9	1.05	368.7	1.03
Pretax acquisition and divestiture related items	1.9	0.01	2.4	0.01	27.1	0.08
Pretax losses from equity investments	39.4	0.11	17.3	0.05	17.3	0.05
Pretax discrete restructuring charges	10.6	0.03	38.2	0.11	—	—
Pretax charitable contribution expense	20.0	0.06	—	—	—	—
Pretax Russia exit and wind down costs	—	—	—	—	15.6	0.04
Pretax gain on sale of business	—	—	—	—	(0.5)	—
Pretax interest expense on Convertible Notes to reverse the if-converted method	—	—	—	—	(2.1)	—
Tax effect of the adjustments reflected above	(73.2)	(0.22)	(71.0)	(0.21)	(64.1)	(0.19)
Discrete non-cash tax expense (benefit)	—	—	(24.8)	(0.07)	—	—
Adjusted Net Earnings and Adjusted Net Earnings Per Share from continuing operations (Non-GAAP)	$850.5	$2.41	$742.4	$2.09	$679.8	$1.89

Adjusted Diluted Shares (Non-GAAP)
Average Common Diluted Stock Outstanding (shares in millions)		352.8		355.6		360.8
Convertible Notes - if converted shares		—		—		(1.6)
Adjusted average common stock and common equivalent shares outstanding		352.8		355.6		359.2

Free Cash Flow from Continuing Operations Reflecting Ralliant as Discontinued Operations
($ in millions)
(unaudited)

	Year Ended				Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended	Last Twelve Months Ended
	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	March 31, 2023	June 30, 2023	September 29, 2023	December 31, 2023	December 31, 2023	March 29, 2024	June 28, 2024	September 27, 2024	December 31, 2024	December 31, 2024	March 28, 2025	March 28, 2025	March 29, 2024
Operating Cash Flows from continuing operations (GAAP)	$578.0	$539.8	$615.3	$807.3	$115.1	$202.1	$256.4	$259.8	$833.4	$178.6	$217.5	$304.7	$327.7	$1,028.5	$191.8	$1,041.7	$896.9
Less: Purchases of property, plant & equipment (capital expenditures) (GAAP)	(41.6)	(57.9)	(27.8)	(65.0)	(18.6)	(16.0)	(20.6)	(23.4)	(78.6)	(22.3)	(19.6)	(21.6)	(22.6)	(86.1)	(21.1)	(84.9)	(82.3)
Free Cash Flow from continuing operations (Non-GAAP)	$536.4	$481.9	$587.5	$742.3	$96.5	$186.1	$235.8	$236.4	$754.8	$156.3	$197.9	$283.1	$305.1	$942.4	$170.7	$956.8	$814.6

Add: Cash paid for interest, net of income taxes	83.5													92.9
Unlevered FCF from continuing operations (Non-GAAP)	$619.9													$1,035.3